SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         MIDWEST EXPRESS HOLDINGS, INC.
                         ------------------------------
                (Name of Registrant as Specified in its Charter)

                          _____________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

             [GRAPHIC OMITTED][MIDWEST EXPRESS HOLDINGS, INC. LOGO]



                         MIDWEST EXPRESS HOLDINGS, INC.
                            6744 South Howell Avenue
                           Oak Creek, Wisconsin 53154
                                 (414) 570-4000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2003

To the Shareholders of
MIDWEST EXPRESS HOLDINGS, INC.:

     Notice is hereby given that the Annual Meeting of the Shareholders (the "Meeting") of Midwest Express Holdings, Inc. (the "Company") will be held at the Four Points Sheraton Milwaukee, 4747 South Howell Avenue, Milwaukee, Wisconsin on Wednesday, April 23, 2003 at 10:00 a.m. CDT, for the following purposes:

     1. To elect three directors to serve for a three-year term to expire at the 2006 Annual Meeting;

     2. To approve an amendment to the Company's Restated Articles of Incorporation to change the name of the Company to "Midwest Air Group, Inc."; and

     3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Holders of record of common stock of the Company at the close of business on March 7, 2003 will be entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

     A proxy form is enclosed. Please complete it and return it as soon as possible in the postage-paid return envelope provided, even if you plan to attend the Meeting. You retain the right to revoke the proxy at any time before it is actually voted by notice in writing to the Secretary of the Company.

                                   By Order of the Board of Directors,

                                   /s/ Carol N. Skornicka

                                   Carol N. Skornicka
                                   Senior Vice President-Corporate Affairs,
                                   Secretary and General Counsel

Milwaukee, Wisconsin
March 21, 2003

                         MIDWEST EXPRESS HOLDINGS, INC.
                            6744 South Howell Avenue
                           Oak Creek, Wisconsin 53154

               Proxy Statement for Annual Meeting of Shareholders
                          To Be Held on April 23, 2003

     This proxy statement is furnished beginning on or about March 21, 2003 in connection with the solicitation of proxies by the Board of Directors of Midwest Express Holdings, Inc. (the "Company") to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company, which will be held at 10:00 a.m. CDT, Wednesday, April 23, 2003 at the Four Points Sheraton Milwaukee, 4747 South Howell Avenue, Milwaukee, Wisconsin and at any adjournments or postponements thereof.

     Any shareholder attending the Meeting may vote in person whether or not the shareholder has previously filed a proxy. Presence at the Meeting by a shareholder who has signed a proxy does not itself revoke the proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering notice thereof to the Secretary of the Company in writing or in open meeting. Unless revoked, the shares represented by such proxies will be voted as directed by the shareholders at the Meeting and any adjournments or postponements thereof.

     The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on March 7, 2003. As of the record date, there were 15,513,111 shares outstanding of the Company's common stock, par value $0.01 per share ("Common Stock"). Each share of Common Stock is entitled to one vote on each matter to come before the Meeting.

                              ELECTION OF DIRECTORS

     The size of the Board of Directors is currently fixed at 10 members divided into three classes. One class is elected each year to serve for a term of three years. At the Meeting, holders of Common Stock will be entitled to elect three directors. Each of the seven directors in the other classes will continue to serve in accordance with their previous elections. Directors will be elected by a plurality of votes cast at the Meeting (assuming a quorum is present). For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Consequently, any shares not voted at the Meeting, whether due to abstentions, broker nonvotes or otherwise, will have no impact on the election of directors.

     Proxies received representing Common Stock will, unless otherwise directed, be voted in favor of the election of each of the three nominees named below to serve as directors until the 2006 Annual Meeting of Shareholders or until their respective successors have qualified and been elected. Pursuant to the Company's Bylaws, written notice of other qualifying nominations by shareholders for election to the Board of Directors must have been received by the Secretary by February 5, 2003. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made by shareholders at the Meeting.

     Listed below are the names of the nominees for election to the Board of Directors at the Meeting for a three-year term and of each director of the Company whose term will continue after the Meeting, together with certain additional information concerning each such nominee and director as of March 7, 2003. As used below, the "Company" refers to Midwest Express Holdings, Inc. and, for the period prior to the formation of Midwest Express Holdings, Inc. in July 1995, to Midwest Airlines,

Inc. (formerly known as Midwest Express Airlines, Inc.), which is a wholly owned subsidiary of Midwest Express Holdings, Inc. ("Midwest Airlines"). The nominees are currently directors of the Company. If any of the nominees should be unable or unwilling to serve, then the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substitute nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

                                    NOMINEES FOR ELECTION AS DIRECTORS
                                   Terms Expiring at 2006 Annual Meeting

                                                                                                   Director
Name                               Age    Business Experience During Last Five Years                 Since
----                               ---    ------------------------------------------                 -----
Samuel K. Skinner                  64     Chairman, President and Chief Executive Officer of         1998
                                          USFreightways Corp. (transport) since June 2000;
                                          Co-Chairman of the law firm Hopkins & Sutter from
                                          1998 to June 2000; President of Unicom Corporation
                                          and Commonwealth Edison Company from 1993 to 1998.
                                          Director of Navigant Consulting, Inc. and
                                          USFreightways Corp.

Elizabeth T. Solberg               63     Regional President and Senior Partner of                   2001
                                          Fleishman-Hillard Inc. (public relations) since
                                          1998. Director of Generations Bank, Kansas City
                                          Life Insurance Company and Ferrellgas, Inc., which
                                          is the general partner of Ferrellgas Partners,
                                          L.P.



Richard H. Sonnentag               62     Managing partner of Cobham Group LP (investment            1997
                                          partnership) since 1994. Private investor since
                                          1990. Served as a director of Midwest Airlines
                                          from 1983 to 1990.


THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO
VOTE "FOR" ALL NOMINEES.



                                DIRECTORS CONTINUING IN OFFICE
                              Terms Expiring at 2005 Annual Meeting

Timothy E. Hoeksema                56     Chairman of the Board, President and Chief                 1983
                                          Executive Officer of the Company since 1983.
                                          Director of The Marcus Corporation.

James G. Grosklaus                 67     Retired; Executive Vice President and Director of          1988
                                          Kimberly-Clark Corporation (consumer products)
                                          from 1986 to 1996.


                                                                                                     Director
Name                               Age    Business Experience During Last Five Years                   Since
----                               ---    ------------------------------------------                   -----
Ulice Payne, Jr.                   47     President and Chief Executive Officer of Milwaukee           1998
                                          Brewers Baseball Club since 2002; Partner with the
                                          law firm of Foley & Lardner from 1998 to 2002. The
                                          Company retained Foley & Lardner to provide
                                          various legal services to the Company during 2002
                                          and has retained Foley & Lardner to provide
                                          various legal services for 2003. Director of State
                                          Financial Services Corporation, Badger Meter,
                                          Inc., Journal Communications, Inc. and Wisconsin
                                          Energy Corporation.


David H. Treitel                   48     Chairman and Chief Executive Officer of SH&E, Inc.           1984
                                          (aviation consulting) since 1996; President of
                                          SH&E, Inc. from 1993 to 1999. Equity Trustee of
                                          Lease Investment Flight Trust since 2001.
                                          Independent Trustee of Aircraft Finance Trust
                                          since 1999.

                                   Terms Expiring at 2004 Annual Meeting

John F. Bergstrom                  56     Chairman and Chief Executive Officer of Bergstrom            1993
                                          Corporation (automobile sales and leasing) since
                                          1974. Director of Wisconsin Energy Corporation,
                                          Kimberly-Clark Corporation, Sensient Technologies
                                          Corporation and Banta Corporation.

Frederick P. Stratton, Jr.         63     Chairman Emeritus of Briggs & Stratton Corporation           1988
                                          (engine manufacturing). Chairman of the Board of
                                          Directors of Briggs & Stratton Corporation from
                                          2001 to January 2003. Chairman and Chief Executive
                                          Officer of Briggs & Stratton Corporation from 1986
                                          to 2001 (retired as Chief Executive Officer 2001).
                                          Director of Bank One Corporation, Weyco Group,
                                          Inc. and Wisconsin Energy Corporation.




John W. Weekly                     71     Chairman and Chief Executive Officer of Mutual of            1995
                                          Omaha Insurance Company and United of Omaha Life
                                          Insurance Company (insurance companies) since
                                          1998; and Vice Chairman and Chief Executive
                                          Officer since 1997. Chairman of Companion Life
                                          Insurance Company, Mutual of Omaha Investor
                                          Services, Inc. and United World Life Insurance
                                          Company.



Committees, Meetings and Attendance

     The Board of Directors of the Company has four standing committees: an Audit Committee, a Compensation Committee, a Board Affairs and Governance Committee, and an Executive Committee.

     The Audit Committee, which in 2002 met four times in person and once by telephone, currently consists of Messrs. Sonnentag (Chairman), Grosklaus and Payne. The Audit Committee exercises the powers of the Board of Directors in connection with the Company's accounting and financial reporting practices, and provides a channel of communication between the Board of Directors and the Company's internal audit function and independent public accountants.

     The Compensation Committee, which met five times in 2002, currently consists of Messrs. Bergstrom (Chairman), Stratton and Weekly. The Compensation Committee establishes all forms of compensation for the officers of the Company, administers the Company's benefit plans, reviews and recommends officer selection, responds to Securities and Exchange Commission requirements on compensation committee reports, and performs other functions relating to officer compensation.

     The Board Affairs and Governance Committee (formerly known as the Board Affairs and Nominating Committee), which met once in 2002, currently consists of Messrs. Treitel (Chairman), Skinner and Solberg. The Board Affairs and Governance Committee recommends nominees for the Company's Board of Directors and reviews qualifications, compensation and benefits for the Board of Directors, and other matters relating to the Board. This committee will consider nominees for director recommended by the shareholders, but has no established procedures that must be followed. The Company's Bylaws require that shareholders give advance notice and furnish certain information to the Company to nominate a person for election as a director.

     In September 2002, the Board of Directors took steps to ensure that its oversight role was defined and exercised consistently with the new laws, rules and policies coming out of Congress, the New York Stock Exchange, and the Securities and Exchange Commission. The name of the Board Affairs and Nominating Committee was changed to the Board Affairs and Governance Committee. In 2003, this committee will develop a set of corporate governance guidelines to address issues such as director qualifications and independence, Board committee structure and roles, and director and committee performance assessment and evaluation.

     The Executive Committee, which met once in 2002, consists of Messrs. Hoeksema (Chairman), Bergstrom and Stratton. The Executive Committee exercises the full authority of the Board of Directors in the management of the business affairs of the Company to the extent permitted by law or not otherwise limited by the Board of Directors.

     The Board of Directors of the Company held five meetings in 2002. Each director who was a director in 2002 attended at least 75% of the meetings of the Board of Directors and committees on which he or she serves.

Director Compensation

     All directors who are not employees of the Company, any of the Company's subsidiaries or any 10% or greater shareholder of the Company ("Non-employee Directors") are paid an annual retainer and receive a fee of $1,500 for each Board meeting and $500 for each committee meeting that they attend. Pursuant to the Midwest Express Holdings, Inc. 1995 Stock Plan for Outside Directors

(the "Director Plan"), the annual retainer is payable in 775 shares of Common Stock, and at the election of a director, a portion or all of the meeting and committee fees is also payable in shares of Common Stock. The Director Plan also allows each Non-employee Director to defer the receipt of fees for purposes of deferring recognition of income for tax purposes. Such deferral may be made to a share account for Common Stock granted under the Director Plan or to a cash account for those fees payable, at the director's election, in cash. Such deferred fees (i) will be treated as invested in Common Stock, and ultimately will be paid in Common Stock, to the extent such fees would have been paid in Common Stock, or (ii) will otherwise earn a return at market rates. The directors are reimbursed for expenses incurred in connection with attendance at Board and committee meetings. To encourage directors to stay well informed about the Company's operations and service levels, the Board adopted a Director Travel Policy. Pursuant to the Director Travel Policy, each outside director and his or her spouse and dependent children are (i) eligible to purchase airline tickets at a price equal to the lowest fare structure for a specified flight and (ii) entitled to one free roundtrip ticket per six-month period, in each case, subject to seat availability at the time of reservation.

                             PROPOSAL TO CHANGE NAME

     At a meeting held on February 19, 2003, the Board of Directors unanimously approved a proposal to amend ARTICLE ONE of the Restated Articles of Incorporation of the Company to change its name to "Midwest Air Group, Inc.," subject to shareholder approval.

     Effective March 1, 2003, Midwest Airlines changed its name from "Midwest Express Airlines, Inc." to "Midwest Airlines, Inc.," and Skyway Airlines, a wholly owned subsidiary of Midwest Airlines, changed its name from "Astral Aviation, Inc., d/b/a Skyway Airlines, The Midwest Express Connection" to "Skyway Airlines, Inc.," d/b/a Midwest Connect. The name changes were made because market research had shown substantial lost income outside core markets due to the word "Express" in the brand name, which potential customers believed connoted a small airline. Additionally, research showed that many travelers did not understand the connection between Midwest Airlines and Skyway Airlines. In light of these name changes, the Board has determined that it is advisable to change the name of the Company to align its name with that of its operating subsidiaries. A copy of the proposed amendment is attached to this proxy statement as Appendix A.

     The amendment will be approved if a quorum is present and the number of votes cast in favor of the amendment exceeds the number of votes cast in opposition to it. Accordingly, a shareholder will be deemed "present" at the Meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the approval of the amendment to the Restated Articles of Incorporation, abstains from voting on the amendment, or constitutes a broker nonvote with respect to the amendment). Assuming a quorum is present, abstentions and broker non-votes will not affect the vote required to approve the amendment to the Restated Articles of Incorporation.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO "MIDWEST AIR GROUP, INC."

                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth, as of March 7, 2003 (unless otherwise indicated), the number of shares of Common Stock beneficially owned by (i) each director of the Company (including the nominees), (ii) each of the executive officers named in the Summary Compensation Table set forth below, (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock. Except as otherwise indicated, persons listed have sole voting and investment power over shares beneficially owned.

Name of Beneficial Owner                                   Shares               Percent of Class
------------------------                                   ------               ----------------
Timothy E. Hoeksema                                    631,366(1)(2)                 4.0%

Thomas J. Vick                                         18,900(2)                       *

Robert S. Bahlman                                      108,076(1)(2)                   *

Carol N. Skornicka                                     127,772(1)(2)                   *

David C. Reeve                                         104,774(1)(2)                   *

John F. Bergstrom                                      31,420(3)(4)                    *

James G. Grosklaus                                     10,854(5)                       *

Ulice Payne, Jr.                                       572                             *

Samuel K. Skinner                                      6,942(4)                        *

Elizabeth T. Solberg                                   1,450(4)                        *

Richard H. Sonnentag                                   20,388(6)                       *

Frederick P. Stratton, Jr.                             48,989(4)                       *

David H. Treitel                                       9,615(4)                        *

John W. Weekly                                         9,484                           *

All directors and executive officers                   1,210,275(1)(2)(4)            7.9%
as a group (17 persons)

PRIMECAP Management Company                            1,692,040(7)                 10.9%
225 South Lake Avenue #400
Pasadena, CA  91101

T. Rowe Price Associates, Inc.                         1,368,100(8)                  8.8%
100 East Pratt Street
Baltimore, MD  21202

Vanguard Horizon Funds and Vanguard                    1,073,000(9)                  6.9%
Capital Opportunity Fund
100 Vanguard Blvd.
Malvern, PA  19355


Name of Beneficial Owner                                   Shares               Percent of Class
------------------------                                   ------               ----------------
Marshall & Ilsley Corporation                          998,465(10)                   6.4%
770 North Water Street
Milwaukee, WI  53202

_______________________________
* Less than one percent.

(1)  Includes shares of Common Stock in which the person or persons noted had an interest under the
     Midwest Airlines Savings & Investment Plan as of December 31, 2002. Such plan's Common Stock fund is a unitized account that is invested in Common Stock and in liquid funds. As of a given date, each participant with an investment in the stock fund has a number of share units, and the participant's interest in Common Stock depends upon the aggregate number of shares of
     Common Stock held in the stock fund as of that date. Thus, each participant has voting rights with respect to share units based upon the aggregate number of shares held in the stock fund as of the record date for a shareholders' meeting. Each participant has the ability to divest share units through intraplan transfers.

(2)  Includes shares of Common Stock that may be purchased under currently exercisable stock options within 60 days of the measurement date, as follows: Mr. Hoeksema, 482,800 shares; Mr. Bahlman,
     104,700 shares; Ms. Skornicka, 127,200 shares; Mr. Reeve, 104,700 shares; Mr. Vick, 18,900 shares; and all directors and executive officers as a group, 916,920 shares.

(3)  Mr. Bergstrom shares voting and investment control over 4,095 shares that are held in trust for the benefit of Mr. Bergstrom's children.

(4)  Includes shares of Common Stock the receipt of which has been deferred by certain Non-employee
     Directors pursuant to the Director Plan, as follows: Mr. Bergstrom, 4,825 shares; Mr. Skinner,
     5,790 shares; Ms. Solberg, 1,450 shares; Mr. Stratton, 8,989 shares; and Mr. Treitel, 8,490 shares.

(5)  Includes 4,294 shares held by Mr. Grosklaus' wife.

(6)  Includes 2,475 shares of Common Stock held by the Cobham Group LP, a limited partnership for which Mr. Sonnentag serves as the general partner and a limited partner.

(7)  As reported to the Securities and Exchange Commission on Schedule 13G, PRIMECAP Management has
     sole voting power over 619,040 shares and sole dispositive power over 1,692,040 shares, as of
     August 31, 2002.

(8)  As reported to the Securities and Exchange Commission on Schedule 13G, T. Rowe Price Associates
     has sole voting power over 382,000 shares and sole dispositive power over 1,368,100 shares, as of December 31, 2002.

(9)  As reported to the Securities and Exchange Commission on Schedule 13G, Vanguard Horizon Funds
     and Vanguard Capital Opportunity Fund have sole voting power over 1,073,000 shares and shared dispositive power over 1,073,000 shares, as of December 31, 2002.

(10) As reported to the Securities and Exchange Commission on Schedule 13G, Marshall & Ilsley has
     sole voting power over 1,887 shares and sole dispositive power over 1,187 shares, as of
     December 31, 2002. Marshall & Ilsley also reported shared voting and dispositive power over
     996,578 shares, of which it disclaimed beneficial ownership over 994,328 shares, as of December
     31, 2002.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid by the Company for each of the Company's last three years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers during 2002 (collectively, the "named executive officers") for services rendered in all capacities to the Company at any time during such periods.

                                                                                        Long-Term
                                               Annual Compensation                 Compensation Awards
                                   --------------------------------------------    ----------------------

                                                                        Other Annual
   Name and Principal           Fiscal                                  Compensation    Securities Underlying        All Other
        Position                 Year       Salary ($)   Bonus ($)(3)        ($)            Options (#)(1)       Compensation ($)(2)
   ------------------            ----       ----------   ------------   -------------   ---------------------    -------------------
Timothy E. Hoeksema, Chairman    2002        $330,000        $25,803         $0                   72,000              $42,063
of the Board, President and      2001         342,000         25,803          0                   72,000               47,410
Chief Executive Officer          2000         355,500         25,803          0                   72,000               35,894


Thomas J. Vick,                  2002         214,173           0             0                   23,000               13,640
Senior Vice President and        2001         147,597           0             0                   20,000               69,959
Chief Marketing Officer

Robert S. Bahlman,               2002         173,004          7,333          0                   23,000               15,404
Senior Vice President and        2001         173,004          7,333          0                   20,000               18,788
Chief Financial Officer          2000         170,140          7,333          0                   20,000               16,857

Carol N. Skornicka,              2002         167,496          7,333          0                   23,000               12,776
Senior Vice President-           2001         167,496          7,333          0                   20,000               16,890
Corporate Affairs, Secretary     2000         165,414          7,333          0                   20,000               14,511
and General Counsel

David C. Reeve,                  2002         171,000          3,385          0                   23,000               15,272
Senior Vice                      2001         169,685          3,385          0                   20,000               19,056
President-Operations             2000         166,634          3,385          0                   20,000               16,200


________________________________

(1)  Represents options granted under the Midwest Express Holdings, Inc. 1995 Stock Option Plan.
(2)  The amounts shown for 2002 consist of Midwest Express' contributions under: (i) the Midwest Express Airlines, Inc.
     Retirement Account Plan (Mr. Hoeksema - $15,787, Mr. Vick - $8,567, Mr. Bahlman - $7,788, Ms. Skornicka - $12,646 and
     Mr. Reeve - $12,398); (ii) other supplemental retirement arrangements (Mr. Hoeksema - $12,522, Mr. Vick - $589, Mr.
     Bahlman - $1,857, Ms. Skornicka - $130 and Mr. Reeve - $2,874); (iii) relocation related expenses of $3,994 - Mr. Vick;
     (iv) unused vacation payout (Mr. Hoeksema - $7,754 and Mr. Bahlman - $3,992); and (v) professional services paid (Mr.
     Hoeksema - $6,000, Mr. Vick - $490, and Mr. Bahlman - $1,767).
(3)  The control measures and the Company's failure to meet the minimum shareholder value added threshold in 2002 resulted in no bonus awards being payable with respect to 2002 performance. The 2002 bonus payout represents payment from the award bank generated by 1998 performance.


Option Grants in 2002

     The following table presents certain information as to grants of options to purchase Common Stock made to each of the named executive officers during 2002 pursuant to the Midwest Express Holdings, Inc. 1995 Stock Option Plan (the "Option Plan").


                                             Option Grants in 2002

                                                                                             Potential Realizable Value
                                                                                               at Assumed Annual Rates
                                                                                                   of Stock Price
                                                                                               Appreciation for Option
                                           Individual Grants                                       Grant Term (1)
                          -------------------------------------------------------------     ---------------------------
                                             Percentage
                                              of Total
                             Number of        Options
                            Securities       Granted to      Exercise                          At 5%        At 10%
                            Underlying       Employees       or Base                          Annual        Annual
                             Options         in Fiscal        Price        Expiration         Growth        Growth
          Name               Granted           Year         ($/share)         Date             Rate          Rate
          ----               -------           ----         ---------         ----             ----          ----
    Common Stock (2)
    ----------------
Timothy E. Hoeksema          72,000            18.5%           $18.52       2/20/12           $838,593     $2,125,160

Thomas J. Vick               23,000             5.9             18.52       2/20/12            267,884        678,871

Robert S. Bahlman            23,000             5.9             18.52       2/20/12            267,884        678,871

Carol N. Skornicka           23,000             5.9             18.52       2/20/12            267,884        678,871

David C. Reeve               23,000             5.9             18.52       2/20/12            267,884        678,871

______________________________

(1)  This presentation is intended to disclose the potential value that would accrue to the optionee if the options were exercised the day before they would expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Common Stock.

(2)  The options to purchase Common Stock reflected in the table (which are nonstatutory stock options for purposes of the Internal Revenue Code of 1986, as amended (the "Code")) were granted effective February 20, 2002 and vest 30% on the first anniversary of the date of grant, another 30% on the second anniversary of the date of grant, and the final 40% on the third anniversary of the date of grant. The options are subject to early vesting in the case of the optionee's death, disability or retirement, or a change of control (as defined in the Option Plan) of the Company.


Aggregated Option Exercises in 2002 and Year-End Option Values

         None of the named executive officers exercised options to acquire Common Stock during 2002. The following table sets forth information regarding the year-end value of unexercised options held by such officers under the Option Plan.

                      Option Values as of December 31, 2002

                                Number of Securities
                                     Underlying            Value of Unexercised
                                 Unexercised Options       in-the-Money Options
                                   at December 31,            at December 31,
                                      2002 (#)                  2002 ($)(1)
                               -----------------------    ----------------------

                                   Exercisable/                 Exercisable/
         Name                      Unexercisable                Unexercisable
         ----                      -------------                -------------
Timothy E. Hoeksema               410,800/151,200                   $0/0

Thomas J. Vick                       6,000/37,000                    0/0

Robert S. Bahlman                   83,800/45,000                    0/0

Carol N. Skornicka                 106,300/45,000                    0/0

David C. Reeve                      83,800/45,000                    0/0


________________________________

(1) The dollar values are calculated by determining the difference between the fair market value of the underlying stock as of December 31, 2002, which was $5.35, and the exercise price of the options.

Agreements with Named Executive Officers

     The Company has agreements with Mr. Hoeksema, Mr. Vick, Mr. Bahlman, Ms. Skornicka and Mr. Reeve that provide that each such officer is entitled to benefits if, after a change in control (as defined in the agreements) of the Company, such officer's employment is ended through (i) termination by the Company, other than by reason of death or disability or for cause (as defined in the agreements), or (ii) termination by the officer following the first anniversary of the change in control or due to a breach of the agreement by the Company or a significant adverse change in the officer's responsibilities. In general, the benefits provided are: (a) a cash termination payment one to three times the sum of the executive officer's annual salary and highest annual bonus during the three years before the termination, (b) continuation of equivalent hospital, medical, dental, accident, disability and life insurance coverage as in effect at the time of termination, (c) supplemental pension benefits and (d) outplacement services. Each agreement provides that, if any portion of the benefits, under the agreement or under any other agreement, would constitute an "excess parachute payment" for purposes of the Code, benefits are reduced so that the executive officer is entitled to receive $1 less than the maximum amount that such officer can receive without becoming subject to the 20% excise tax imposed by the Code, or which the Company may pay without loss of deduction under the Code.

Board Compensation Committee Report on Executive Compensation

Background

     The Compensation Committee of the Board of Directors (the "Compensation Committee") has responsibility to establish the compensation and benefits for officers of the Company, among others.

     A key objective of employee compensation is to ensure that a company delivers compensation that is sufficient to attract and retain qualified employees. Thus, as part of its compensation strategy, every company needs to identify its competitors for executive and other employee talent and where it should position itself relative to the compensation those competitors provide. Generally, the Company's competitors for personnel are others in the airline industry. However, in determining where the Company should position itself with respect to compensation relative to airline competitors and to industry in general, the Company is unusual in that there are no airlines of the same size, sales volume and strategy (services delivered/markets served).

     Given this background, the Compensation Committee thinks that stating precisely how the Company's compensation should compare to only that of other airlines would be incomplete because the Company utilizes a number of non-industry specific sources of data to assure that it maintains a competitive position not just with the airline industry, but with other service-related industries as well. While the Compensation Committee believes it is appropriate to continue to survey the airline industry, the Committee also thinks it is important to survey other relevant service industries and industry in general. Further, the Committee thinks the Company must also hold executive officers accountable for and base Companywide compensation decisions on individual and Company performance, and general economic as well as industry conditions, using the following framework:

     1. As the Company has in the past, the Company should continue to work at aligning the total compensation of its employees with industry practice while maintaining a cost structure that will allow the Company to compete, survive and be successful over the long term.

     2. The Company must create and maintain compensation structures that continue to allow the Company to attract and retain a high quality work force.

     3. The Company's total compensation package must recognize and reward the Company's employees for their contributions to the Company's success.

     4. As a publicly traded company, compensation must align the interests of employees with those of the Company's shareholders to further business strategies.

     The Company is a regular participant in two airline industry surveys. An Air Conference survey reflects information concerning salary, benefits and work rules relating to 20 member carriers. This survey is primarily directed at line employee groups (pilots, flight attendants, customer service and reservations representatives, mechanics, inspectors, dispatchers, aircraft cleaners, etc.). The Company also participates in the Salary Information Retrieval System survey conducted by Organization Resources Counselors, Inc. ("ORC"). This survey, which is updated semi-annually, includes major and national airlines. It focuses on management, office and some line positions. Neither survey reports, however, on executive officer and other senior management compensation. The Company also relies on available market information regarding competitive compensation practices for positions that are not specific to the airline industry.

     In 1996, the Company sponsored an Airline Industry Executive Compensation Survey conducted by ORC (the "1996 ORC Survey"). Eleven airlines of various sizes participated and provided information regarding base pay, annual bonuses and long-term incentive compensation for 26 key executive positions. The results of the 1996 ORC Survey indicated generally that compensation for the Company's officers in 1996 was in line with the airline industry given the Company's size.

     The Company utilized the 1996 ORC Survey findings and calculated average salaries for officer positions using average rates of increase for officer positions for the years 1997, 1998, 1999 and 2000 to arrive at an adjusted market rate of pay. In doing so, the Company utilized generally available market data points on executive compensation inclusive of airline and other industry data collected by Watson Wyatt Data Services and Compensation Resource Group, Inc. The Company also used trend data from the airline industry to provide guidance in determining officer compensation for 1997 through 2000.

     In 2002, for purposes of setting compensation for officers, the Company utilized current market survey data collected by Watson Wyatt Data Services and William M. Mercer in their Top Management Compensation Survey and their Executive Compensation Survey, respectively. These surveys provide data on average salaries (and percentiles), short-term bonus eligibility and level of payment, and long-term bonus eligibility. These surveys also provide general, all-industry data summaries as well as industry-specific summaries.

     The Company also collected compensation data from the EDGAR database of the U.S. Securities and Exchange Commission. This database provides access to proxy statements of all publicly traded companies, which include information regarding executive compensation that those companies paid. The Company used the database to collect compensation data relating to other airlines whose revenue was the same as or greater than the Company's for analysis and comparison.

     Based on the surveys and the results of the Company's analysis of executive compensation that other airlines paid, the Compensation Committee concluded in general that compensation for the Company's officers in 2002 was in need of adjustment given the Company's size and given the levels of executive compensation paid in the airline industry and industry in general.

2002 Compensation

     Base Salary. The approach the Compensation Committee used to establish 2002 compensation for the Company's executive officers generally involved evaluating each position on an objective basis relative to market rates as reflected in the information described above and establishing a base salary range for each position based upon that evaluation. The Company determined market value for positions by analyzing the amount that other employers pay for experienced employees in comparable positions, using available specific data regarding other actual employers' pay practices and market survey data, and setting market values for the Company's positions based upon this analysis. In considering information concerning other employers' pay practices, the Company did not factor in the performance of individual employers. The resulting market value (or "midpoint") for each position represented the dollar value of base compensation that the Company was willing to pay an experienced employee for competently performing in his or her job. Using the midpoint for each position, the

Compensation Committee approved a salary range for each executive officer position, where the minimum salary was 20% below the midpoint, and the maximum salary was 20% above the midpoint. For each individual executive officer, the Compensation Committee established a base salary within the established range based upon an individual's experience, length of service in the position and, most importantly, performance. However, given general economic conditions and conditions within the airline industry during 2002, the Company did not adjust base salary midpoints or actual base salaries for any executive officer position.

     Incentive Payments. Incentive payments are an integral part of the Company's compensation approach for several reasons. First, such payments are intended to provide employees with appropriate incentives to reach higher levels of performance. Second, these payments are necessary in light of competitive practice to attract and retain high quality employees. Third, the payments provide the Company with a means to deliver additional compensation to employees as performance justifies such compensation without resulting in increases in the Company's salary structure that become "fixed" costs.

     The Company delivers incentive compensation to executive officers and senior management through the Company's Annual Incentive Plan, which the Compensation Committee administers. The plan provides incentives to create additional shareholder value, or "Shareholder Value Added." Shareholder Value Added is a dollar amount equal to the excess of net operating profit after tax over a calculated cost of the capital employed in the Company. The plan provides that Target Awards under the plan may focus on corporate Shareholder Value Added, subsidiary Shareholder Value Added and/or individual performance measures that drive shareholder value as determined by the Compensation Committee.

     Under the Annual Incentive Plan, for 2002 the Compensation Committee approved for each eligible employee an annual incentive Target Award that represented a percentage of the base salary range midpoint for the employee's position. The Target Awards for executive officers ranged from 30% of an officer's midpoint to 100% of an officer's midpoint. The recent generally available information on executive compensation indicates that these Target Award percentages are competitive with respect to airline industry practice. The Annual Incentive Plan does not provide for a maximum award; however, to provide an incentive for executives to remain with the Company, the plan specifies that any awards earned in excess of an employee's Target Award are credited to an account for the participant in an "award bank." A participant's balance in the award bank is subject to forfeiture, and one-third of the balance is payable in each of the following three years, assuming continued employment.

     For the Company's executive officers for 2002, the Compensation Committee chose 100% of budgeted operating income as the minimum incentive earnings level as the primary performance criterion used for determining the amount that could be paid to each officer in relation to the 80% of officer's Target Award. Awards were subject to control measures that prohibited awards in the event the Company failed to meet the minimum operating income threshold established under the Company's Profit Sharing Plan. Awards were also subject to control measures that gave the Compensation Committee the discretion to take into account unusual Company or industry conditions or events, and any failure to achieve cost reduction goals. These control measures and the Company's failure to meet the minimum Shareholder Value Added and budgeted operating income thresholds in 2002 resulted in no awards being payable with respect to 2002 performance. Several executive officers did receive a payout of one-third of their award bank balance. The award bank balance was generated by 1998 performance.

     Long-term Compensation. The Compensation Committee intends to rely on awards under its Option Plan to provide long-term incentives to executive officers and senior management, and to align their interests with those of shareholders. Although this is a common form of compensation, it is difficult to compare stock option compensation from one employer to another due to the difficulty in valuing options at the time they are awarded and thereafter. For 2002, the Compensation Committee approved awards of options to executive officers and certain members of senior management, with the sizes of the awards determined relative to the scope of the position and market data without taking into account options previously granted or an officer's shareholdings. All options were granted at fair market value as of the date of grant pursuant to the terms of the Option Plan approved by shareholders.

     Other Compensation. The Company has established other elements of a compensation package for executive officers that include a 401(k) savings plan that has a Company match feature (up to a maximum of $5,250), a defined contribution plan and a supplemental benefit plan. The Compensation Committee believes these elements and their terms are consistent with competitive practice.

Chief Executive Officer Compensation

     The Compensation Committee determined that Mr. Hoeksema's performance in his position has been outstanding. However, given the general economic conditions and the conditions in the airline industry, the Compensation Committee held his 2002 base salary at $360,000, an amount below the base salary range midpoint the Compensation Committee previously established for his position, but well within the previously established range. Effective June 1, 2002, the Compensation Committee returned Mr. Hoeksema's base salary to the previous $360,000 rate following his voluntarily imposed 20% pay reduction to a $288,000 base salary rate effective October 1, 2001. Mr. Hoeksema's annual incentive Target Award under the Annual Incentive Plan for 2002 represented 100% of his base salary midpoint. As noted above, no award was payable based on 2002 Company performance, and Mr. Hoeksema's incentive compensation was limited to payment of one-third of his award bank balance (described above). In 2002, Mr. Hoeksema received options to purchase 72,000 shares on the basis described above.

Section 162(m) Limitations

     Under Section 162(m) of the Code, the tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain acceptable criteria or is otherwise excluded from the limitation. The Compensation Committee currently intends to qualify a sufficient amount of compensation to its executive officers so that Section 162(m) of the Code will not adversely impact the Company.

     The foregoing report has been approved by all members of the Compensation Committee

                           The Compensation Committee
                           --------------------------
                           John F. Bergstrom, Chairman
                           Frederick P. Stratton, Jr.
                                 John W. Weekly

                             Audit Committee Report

     In accordance with the written Audit Committee Charter adopted by the Board of Directors, the Audit Committee of the Board of Directors (the "Audit Committee") exercises the powers of the Board of Directors in connection with the Company's accounting and financial reporting practices, and provides a channel of communication between the Board of Directors and the Company's internal audit function and independent public accountants. Each of the three members of the Audit Committee is independent as that term is defined by the New York Stock Exchange listing standards. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix B.

     During fiscal year 2002, the Audit Committee met four times in person and once by telephone. In addition, the Audit Committee reviewed the interim financial information contained in each quarterly earnings announcement by telephone with the Chief Executive Officer, Chief Financial Officer and the Company's independent auditors, Deloitte & Touche LLP, prior to public release.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Deloitte & Touche LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls, and the internal audit function's responsibilities and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risk.

     The Audit Committee discussed and reviewed with Deloitte & Touche LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

     The Audit Committee reviewed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Company's consolidated financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

     The foregoing report has been approved by all members of the Audit
Committee.

                               The Audit Committee
                               -------------------
                               Richard H. Sonnentag, Chairman
                               James G. Grosklaus
                               Ulice Payne, Jr.

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock for the period beginning December 31, 1997 and ending December 31, 2002, with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the AMEX Airlines Index ("AMEX Airlines Index") with the closing value of each index beginning December 31, 1997 and ending December 31, 2002. The graph assumes investments of $100 on December 31, 1997 in Common Stock of the Company at its closing price of $25.88 per share on December 31, 1997 (as adjusted for the 3-for-2 splits of Common Stock effected on May 28, 1997 and May 27, 1998), and the S&P 500 Index and the AMEX Airlines Index at their respective December 31, 1997 closing prices. Any dividends are assumed to be reinvested.

     The Company has used the AMEX Airlines Index for comparative purposes in the performance graph for the current year because the S&P Airlines Index used in prior years was discontinued December 31, 2001. The companies that were in the S&P Airlines Index when it was discontinued are the same companies that are in the AMEX Airlines Index.

                         MIDWEST EXPRESS HOLDINGS, INC.
                           Relative Market Performance

                     December 31, 1997 to December 31, 2002

                                [GRAPH OMITTED]


------------------------------ ----------- ------------ ------------ ---------- ---------- -----------
                                12/31/97    12/31/98     12/31/99     12/29/00   12/31/01   12/31/02
------------------------------ ----------- ------------ ------------ ---------- ---------- -----------
Midwest Express Holdings         $100.00      $101.69      $123.19     $56.76      $56.43     $20.68
------------------------------ ----------- ------------ ------------ ---------- ---------- -----------
AMEX Airlines Index (1)           100.00        91.55        92.65     101.99       53.12      23.42
------------------------------ ----------- ------------ ------------ ---------- ---------- -----------
S&P 500 Index                     100.00       126.67       151.40     136.05      118.31      90.66
------------------------------ ----------- ------------ ------------ ---------- ---------- -----------

1. The AMEX Airlines Index consists of AMR Corporation, Delta Air Lines, Inc., Southwest Airlines Co. and US Airways Group, Inc.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") served as the Company's independent auditors in 2002. Representatives of Deloitte will be present at the Meeting to respond to appropriate questions and to make a statement if they desire to do so. The Company's independent auditors for 2003 will be formally approved in April 2003.

Audit Fees

     Deloitte has billed $169,000 for the audit of the Company's consolidated annual financial statements and the review of the Company's unaudited consolidated quarterly financial statements for fiscal year 2002.

Financial Information Systems Design and Implementation Fees

     Deloitte did not provide financial information systems design and implementation services to the Company in fiscal year 2002.

All Other Fees

     Deloitte has billed $187,736 (including $137,780 for tax services rendered and $49,956 of audit-related fees for passenger facility charge, TSA and INS audits) for all other services to the Company for fiscal year 2002.

     The Audit Committee considered and determined that the independent auditor's provision of non-audit services is compatible with maintaining the independent auditor's independence.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors to file reports concerning the ownership of Company equity securities with the Securities and Exchange Commission and the Company. The Company has assumed the responsibility of filing required reports on behalf of its officers and directors. The Company believes that, during the year ended December 31, 2002, all of its officers and directors complied with Section 16(a) filing requirements, with the exception of one late Form 5 filed in 2002 for Mr. Reeve respecting one exempt transaction effected in 2001.

                                  OTHER MATTERS

     The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission for the year ended December 31, 2002. Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to shareholders who hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's 2002 Annual Report on Form 10-K and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the Company's 2002 Annual Report on Form 10-K and/or this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by writing or calling Midwest Express Holdings, Inc., Attention:
Investor Relations, 6744 South Howell Avenue HQ-14, Oak Creek, Wisconsin, 53154;
(414) 570-3954.

     The cost of solicitation of proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers and regular employees of the Company. The Company also reserves the right to retain a proxy solicitor to solicit proxies, in which case the Company will pay the solicitor's fees and expenses. Brokers, nominees and custodians who hold stock in their names and who solicit proxies from the beneficial owners will be reimbursed by the Company for out-of-pocket and reasonable clerical expenses.

     The Board of Directors does not intend to present at the Meeting any matters other than those set forth herein and does not presently know of any other matters that may be presented to the Meeting by others. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy on any such matters in accordance with their best judgment.

     A shareholder who intends to present a shareholder's proposal at the 2004 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8") must deliver the proposal to the Company no later than November 22, 2003 if such proposal is to be included in the Company's proxy materials for the 2004 Annual Meeting.

     A shareholder who intends to present business, other than a shareholder's proposal pursuant to Rule 14a-8, at the 2004 Annual Meeting must comply with the requirements set forth in the Company's Bylaws. Among other things, a shareholder must give written notice to the Secretary of the Company not less than 45 days and not more than 70 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the 2003 Annual Meeting. Therefore, since the Company anticipates mailing its proxy statement on March 21, 2003, the Company must receive notice of a shareholder's intent to present business, other than pursuant to Rule 14a-8, at the 2004 Annual Meeting no sooner than January 11, 2004, and no later than February 5, 2004.

         If the notice is received after February 5, 2004, then the Company is not required to present such proposal at the 2004 Annual Meeting because the notice will be considered untimely. If the Board of Directors chooses to present such a shareholder's proposal submitted after February 5, 2004 at the 2004 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2004 Annual Meeting may exercise discretionary voting power with respect to such proposal.

                                     By Order of the Board of Directors,

                                     /s/ Carol N. Skornicka

                                     Carol N. Skornicka
                                     Senior Vice President-Corporate Affairs,
                                     Secretary and General Counsel
Milwaukee, Wisconsin
March 21, 2003

                                                                      Appendix A


                            PROPOSED AMENDMENT TO THE
                      RESTATED ARTICLES OF INCORPORATION OF
                         MIDWEST EXPRESS HOLDINGS, INC.

(Proposed addition is in bold type and proposed deletion has been indicated by overstriking.)

                                ARTICLE ONE: NAME

     The name of this corporation is [MIDWEST EXPRESS HOLDINGS, INC.] MIDWEST AIR GROUP, INC.

                                                                      Appendix B

                         MIDWEST EXPRESS HOLDINGS, INC.
                             AUDIT COMMITTEE CHARTER
                               Revised August 2002


     The Audit Committee of the Board of Directors of Midwest Express Holdings, Inc. (the "Committee") was created to exercise the powers of the Board in connection with the Corporation's accounting and financial reporting practices and to provide a channel of communication between the Board and the Corporation's internal audit function and independent public accountants. The fact that the Committee is governed by a charter will be disclosed annually in the Corporation's proxy statement. In addition, at least once every three years a copy of the charter should be included as an appendix to the proxy statement.


Composition and Membership Requirements
---------------------------------------
a) The Committee shall consist of at least three members from the Board of Directors, all of whom have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation. All Committee members shall be independent as defined in the listing standards of the NYSE, as well as in compliance with legal requirements. The Corporation must explicitly disclose in its proxy statement whether the Audit Committee members are independent.

b) Director's compensation must be the sole remuneration from the Corporation to Committee members, as defined in the listing standards of the NYSE.

c) Committee members shall be financially literate or must become financially literate (as such qualification is interpreted by the Board of Directors) within a reasonable period of time after his or her appointment to the Committee.

d) At least one member of the Committee must have accounting or related financial management expertise (as such qualification is interpreted by the Board of Directors in accordance with SEC regulations).

e) The Committee or Board shall designate a member of the Committee to act as its Chairperson.

Committee Responsibilities
--------------------------

The Committee shall have, without limitation by reason of enumeration, the power and responsibility to:

a)   Review and reassess the adequacy of this charter on an annual basis.

b) Select on an annual basis, evaluate and, where appropriate, replace a firm of independent public accountants to serve as the independent auditing and accounting firm for the Corporation and the other entities as to which the Corporation has the power to select and engage auditors recognizing that such firm is ultimately accountable to the Board of Directors and the Committee. Such firm shall comply with applicable legal requirements in regard to engagement staffing.

c) Review and authorize the scope of independent public accountants' annual and interim examinations.

d) Review the reports and comments of the independent public accountants and authorize the taking of any appropriate responsive actions. Such reports shall include all communications required by law, including discussions of critical accounting policies, alternative accounting treatments, material correcting adjustments and any other material written communications between the auditor and management. The Committee shall resolve any disagreements between the independent public accountants and management, in accordance with legal requirements.

e) Approve any other services to be performed by the independent public accountants prior to the engagement of the accountants. Such engagements will be disclosed by the Committee in accordance with legal requirements. The independent public accountants will not be engaged to perform any services for the Company that are prohibited by law.

f) Approve the audit fees and other fees payable to the independent public accountants prior to the engagement of the accountants.

g) Retain special legal or accounting services or other consultants to advise the Committee.

h) Request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

i)   Make regular reports to the Board of Directors.

j) Review policies in connection with the Corporation's procedures for internal auditing, consider the adequacy of its systems of internal controls and its accounting principles and policies, and review reports of the internal audit staff.

k) Meet and consult with the Corporation's independent public accountants and/or with internal auditors without management present if desired and with the Corporation's financial and accounting personnel. In addition, the Committee members will meet, without management present, in executive session at least annually.

l) (1) Review and discuss the audited financial statements with management and the independent auditors, ensuring these discussions include all communications required by the Sarbanes-Oxley Act of 2002; (2) discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) 61, Communication with Audit Committees; (3) ensure that the Corporation's independent public accountants submit to the Committee on a periodic basis, a formal written statement ((as required by Independence Standards Board (ISB) Standard No. 1, Independence Discussions with Audit Committees)), delineating all relationships between such firm and the Corporation, actively engage in a dialogue with such firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the firm, and recommend that the Board of Directors take appropriate action in response to the firm's report to satisfy itself of the firm's independence; and (4) determine whether to recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K.

m) Provide a report in the Corporation's proxy statement as required by the rules of the Securities and Exchange Commission.

n) Approve conflict of interest transactions in accordance with, and pursuant to, the Corporation's By-Laws.

o) Review to the extent it deems appropriate any significant issues concerning litigation, contingent liabilities, tax matters and insurance matters relating to the Corporation.

p)   Review information systems of the Corporation.

q) Investigate any potential illegal acts that come to the Committee's attention that could in its view have a material effect on the Corporation's financial statements and take any action, or recommend to the Board any action, with respect thereto.

r) Investigate any matter or take any action, or recommend to the Board any action, that the Committee considers appropriate, including without limitation in response to the reports and comments of both the independent public accountants and internal audit staff.

While the Committee has the responsibilities and powers set forth above, it is not the duty of the Committee to plan or conduct audits, and the Committee is not responsible for the preparation, content, integrity or objectivity of the Corporation's financial statements. Further, it is not the duty of the Committee to assure compliance with laws and regulations or the Corporation's rules, policies and procedures, or except as provided above, to conduct investigations.


                                                 ANNUAL MEETING OF SHAREHOLDERS OF

                                                  MIDWEST EXPRESS HOLDINGS, INC.

                                                          April 23, 2003







                                                  Please vote, date, sign, detach
                                                    and mail your proxy card in
                                                     the envelope provided as
                                                         soon as possible.





                                             Please detach and mail in the envelope provided.

  ----------------------------------------------------------------------------------------------------------------------------------

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES AND "FOR" PROPOSAL 2.
                           PLEASE VOTE, SIGN, DATE, DETACH AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                                   PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
  ----------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------- ------------------------------------------------------------
      1. To elect three directors to serve for a three-year term to                                           FOR  AGAINST  ABSTAIN
         expire at the 2006 Annual Meeting                                                                    |_|    |_|      |_|
                                      NOMINEES                          2.  To approve an amendment to the Company's
      |_|FOR ALL NOMINEES             O Samuel K. Skinner                   Restated Articles of Incorporation to change the
                                      O Elizabeth T. Solberg                name of the Company to "Midwest Air Group, Inc."
      |_|WITHHOLD AUTHORITY           O Richard H. Sonnentag
         FOR ALL NOMINEES
                                                                        3.  In their discretion, the proxies are authorized to vote
      |_|FOR ALL EXCEPT                                                     upon such other business as may properly come before the
         (See instructions below)                                           Meeting or any adjournments or postponements thereof.




  INSTRUCTION:      To withhold authority to vote for any individual
  -----------       nominee(s), mark "FOR ALL EXCEPT" and fill in
                    the circle next to each nominee for whom you wish
                    to withhold authority, as shown here: [X]
  ---------------------------------------------------------------------







  ---------------------------------------------------------------------
  To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be
  submitted via this method.                                       |_|      Please check here if you plan to attend the meeting. |_|


  ---------------------------------------------------------------------

Signature of Shareholder ______________________ Date: ________ Signature of Shareholder ________________________ Date: ________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


--------------------------------------------------------------------------------

                         MIDWEST EXPRESS HOLDINGS, INC.

                       2003 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned does hereby constitute and appoint Timothy E. Hoeksema and Carol N. Skornicka, or either of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Midwest Express Holdings, Inc. to be held on Wednesday, April 23, 2003 at the Four Points Sheraton Milwaukee, 4747 South Howell Avenue, Milwaukee, Wisconsin, at 10:00 a.m. local time and any adjournments or postponements thereof, to vote thereat the shares of stock held by the undersigned as fully and with the same effect as the undersigned might or could do if personally present at said Annual Meeting or any adjournments or postponements thereof, hereby revoking any other Proxy heretofore executed by the undersigned for such Annual Meeting. The undersigned acknowledges receipt of the notice of Annual Meeting of Shareholders and the Proxy Statement.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then the Proxy will be voted FOR the election of the nominees listed and FOR approval of the amendment to the Company's Restated Articles of Incorporation to change the Company's name to "Midwest Air Group, Inc."

               (Continued, and to be signed on the reverse side)

                                                 ANNUAL MEETING OF SHAREHOLDERS OF

                                                  MIDWEST EXPRESS HOLDINGS, INC.

                                                     SAVINGS & INVESTMENT PLAN

                                                          April 23, 2003







                                                  Please vote, date, sign, detach
                                                    and mail your proxy card in
                                                     the envelope provided as
                                                         soon as possible.





                                             Please detach and mail in the envelope provided.

  ----------------------------------------------------------------------------------------------------------------------------------

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES AND "FOR" PROPOSAL 2.
                           PLEASE VOTE, SIGN, DATE, DETACH AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                                   PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
  ----------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------- ------------------------------------------------------------
      1. To elect three directors to serve for a three-year term to                                           FOR  AGAINST  ABSTAIN
         expire at the 2006 Annual Meeting                                                                    |_|    |_|      |_|
                                      NOMINEES                          2.  To approve an amendment to the Company's
      |_|FOR ALL NOMINEES             O Samuel K. Skinner                   Restated Articles of Incorporation to change the
                                      O Elizabeth T. Solberg                name of the Company to "Midwest Air Group, Inc."
      |_|WITHHOLD AUTHORITY           O Richard H. Sonnentag
         FOR ALL NOMINEES
                                                                        3.  In their discretion, the proxies are authorized to vote
      |_|FOR ALL EXCEPT                                                     upon such other business as may properly come before the
         (See instructions below)                                           Meeting or any adjournments or postponements thereof.




  INSTRUCTION:      To withhold authority to vote for any individual
  -----------       nominee(s), mark "FOR ALL EXCEPT" and fill in
                    the circle next to each nominee for whom you wish
                    to withhold authority, as shown here: [X]
  ---------------------------------------------------------------------







  ---------------------------------------------------------------------
  To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be
  submitted via this method.                                       |_|      Please check here if you plan to attend the meeting. |_|


  ---------------------------------------------------------------------

Signature of Shareholder ______________________ Date: ________ Signature of Shareholder ________________________ Date: ________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


--------------------------------------------------------------------------------
                            SAVINGS & INVESTMENT PLAN
                         MIDWEST EXPRESS HOLDINGS, INC.

                       2003 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned does hereby constitute and appoint Timothy E. Hoeksema and Carol N. Skornicka, or either of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Midwest Express Holdings, Inc. to be held on Wednesday, April 23, 2003 at the Four Points Sheraton Milwaukee, 4747 South Howell Avenue, Milwaukee, Wisconsin, at 10:00 a.m. local time and any adjournments or postponements thereof, to vote thereat the shares of stock held by the undersigned as fully and with the same effect as the undersigned might or could do if personally present at said Annual Meeting or any adjournments or postponements thereof, hereby revoking any other Proxy heretofore executed by the undersigned for such Annual Meeting. The undersigned acknowledges receipt of the notice of Annual Meeting of Shareholders and the Proxy Statement.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then the Proxy will be voted FOR the election of the nominees listed and FOR approval of the amendment to the Company's Restated Articles of Incorporation to change the Company's name to "Midwest Air Group, Inc."

               (Continued, and to be signed on the reverse side)